UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: November 16, 2012

(Date of earliest event reported)

SIRONA DENTAL SYSTEMS, INC

(Exact name of registrant as specified in its charter)

Delaware	000-22673	11-3374812
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30-30 47th Avenue, Suite 500 Long Island City, New York		11101
(Address of principal executive offices)		(Zip Code)

(718) 937-5765

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On November 16, 2012, Sirona Dental Systems, Inc. (the “Company”) announced that Mr. Jost Fischer, the Company’s Chief Executive Officer and Chairman of the Board, plans to retire from his position as the Company’s Chief Executive Officer and Chairman of the Board, effective as of February 20, 2013.

(c) On November 16, 2012, the Company announced that Mr. Jeffrey T. Slovin, the Company’s President and a current member of the Board of Directors (the “Board”), will succeed Mr. Fischer as the Company’s Chief Executive Officer, effective as of February 20, 2013.

On November 16, 2012, the Company announced that Mr. Thomas Jetter, a current member of the Board, will assume the role of Chairman of the Board, effective as of February 20, 2013.

On November 16, 2012, the Company also announced that Mr. Rainer Berthan will be promoted to Executive Vice President of the Company, effective immediately.

For certain biographical and other information regarding the disclosure set forth above, see the disclosure under Item 9B of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2012, which disclosure is incorporated herein by reference. For the transition agreement and the employment agreement relating to the disclosure set forth above, see Exhibits 10.39 and 10.40 to the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2012, which are incorporated herein by reference.

A copy of the press release issued by the Company announcing (i) Mr. Fischer’s retirement as the Company’s Chief Executive Officer and Chairman of the Board, (ii) the election of Mr. Slovin as the Company’s successor Chief Executive Officer, (iii) the election of Mr. Jetter as the Company’s successor Chairman of the Board and (iv) Mr Berthan’s promotion to Executive Vice President of the Company is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit No.	Description

99.1	Press Release, dated November 16, 2012, of Sirona Dental Systems, Inc., announcing its succession plan (filed herewith).

10.39	Transition Agreement by and between Sirona Dental GmbH, Sirona Dental Systems, Inc. and Mr. Jost Fischer, dated November 16, 2012 (filed on November 16, 2012 as Exhibit 10.39 to our Annual Report on Form 10-K for the year ended September 30, 2012 and incorporated herein by reference).

10.40	Employment Contract between Sirona Dental Services GmbH and Rainer Berthan, dated February 20, 2012 (filed on November 16, 2012 as Exhibit 10.40 to our Annual Report on Form 10-K for the year ended September 30, 2012 and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRONA DENTAL SYSTEMS, INC.
(Registrant)

Date: November 16, 2012
	By:	/s/ Jonathan Friedman
Jonathan Friedman
Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated November 16, 2012, of Sirona Dental Systems, Inc., announcing its succession plan.